PAINEWEBBER ASIA PACIFIC GROWTH FUND                               ANNUAL REPORT

PERFORMANCE AT A GLANCE

-------------------------------------------------------------------------------

Comparison of the change of a $10,000 investment in PaineWebber Asia Pacific Growth Fund and the MSCI All Country Asia Pacific Free (ex-Japan) Index.


                                   [GRAPH]

                            [PLOT POINTS TO COME]


The graph depicts the performance of PaineWebber Asia Pacific Growth Fund versus the MSCI All Country Asia Pacific Free (ex-Japan) Index. It is important to note the PaineWebber Asia Pacific Growth Fund is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.


Past performance is not predictive of future performance.
The performance of the classes vary based on the difference in sales charges and fees paid by shareholders in different classes.


-------------------------------------------------------------------------------

Total Return
                                                           Commencement of
                                                             Operations
                                                         Through 10/31/97+
                                                         -----------------
                                       Class A*               (28.32)%
% Return Without Deducting             Class B**              (28.64)%
Maximum Sales Charge                   Class C***             (28.64)%

                                       Class A*               (31.55)%
% Return After Deducting               Class B**              (33.64)%
Maximum Sales Charge                   Class C***             (29.64)%


* Maximum sales charge for Class A shares is 4.5% of the public offering price. Class A shares bear ongoing 12b-1 services fees.

** Maximum contingent deferred sales charge for Class B shares is 5.0% and is reduced to 0% after six years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum contingent deferred sales charge for Class C is 1% and is reduced to 0% after 1 year. Class C shares bear ongoing 12b-1 distribution and service fees.

+ Commencement of operations is March 25, 1997 for Class A, Class B and Class C shares.

Note: Since the Fund has been in existence for less than one year, average annual total returns are not provided. The Fund had no Class Y shares outstanding during the fiscal period ended October 31, 1997.

The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------
                                                                               1

PAINEWEBBER ASIA PACIFIC GROWTH FUND                               ANNUAL REPORT


                                                               December 15, 1997

Dear Shareowner,

   Enclosed is the annual report for PaineWebber Asia Pacific Growth Fund (the "Fund") for the period from March 25, 1997, when the Fund commenced operations, through October 31, 1997. We wrote you in June and discussed the first five-week period of the Fund's inception. Much has transpired since then, and we want to take this opportunity to summarize the major events contributing to the volatility experienced by the Pacific Basin stock markets during the past seven months. As a result, generally all Pacific Region funds have experienced poor performance for the period. In this letter we address the Fund's performance, its positioning and the outlook of Schroder Capital Management
International Inc., the Fund's subadviser.


GENERAL MARKET OVERVIEW
--------------------------------------------------------------------------------

Mainland Chinese liquidity flows and the positive momentum associated with the U.K.-handover of Hong Kong to China provided support to the market during the second quarter of 1997. Corporate earnings for Hong Kong companies were buoyed by China's favorable economic prospects, particularly those involved in the export growth businesses. However, the mood quickly turned gloomy in October, in large part due to the market volatility triggered by the region's currency turmoil. As a result, the Pacific Basin region experienced negative market returns for the period ended October 31, 1997.

While the currency crisis was originally restricted to Thailand and its neighboring countries- the Philippines, Indonesia and Malaysia-turmoil spread through the region, finally reaching the North Asian markets of Korea, Taiwan and Hong Kong in the closing weeks of October 1997. The outcome of the currency turmoil has led Asian economies, with the exception of the Hong Kong dollar, to abandon their fixed exchange rates and subsequently devalue its currencies significantly. The Taiwanese government's decision to devalue its currency in late-October led to speculative pressure on the Hong Kong dollar peg. And while both the Hong Kong monetary authority and China have pledged to defend the peg, local interest rates have moved up sharply, leading to significant downward pressure on the real estate market and associated company share prices.

Interest rates in most economies in the region are now higher than previously expected, largely diminishing the positive outlook that had existed for corporate earnings growth. However, in our view, these high interest rate levels should force governments and corporations to restructure the financial sector-a strong, long-term positive for the region as a whole.

--------------------------------------------------------------------------------

PAINEWEBBER
ASIA PACIFIC GROWTH FUND
FUND PROFILE

[Up Arrow]   Goal:
             Long-term capital appreciation

[Up Arrow]   Portfolio Managers/ Subadviser:
             Louise Croset and Heather Crighton, Schroder Capital Management
             International Inc.

[Up Arrow]   Total Net Assets:
             $58.3 million as of October 31, 1997

[Up Arrow]   Dividend Payments:
             Annually, if any

--------------------------------------------------------------------------------
2

PAINEWEBBER ASIA PACIFIC GROWTH FUND                               ANNUAL REPORT

PORTFOLIO REVIEW
--------------------------------------------------------------------------------

In terms of performance for the period from March 25, 1997 through October 31, 1997, the Fund's total return (the net asset value change with dividends reinvested), without deducting sales charges, was (28.32)% for Class A shares, (28.64)% for Class B shares and (28.64)% for Class C shares. In comparison, the Morgan Stanley Capital International All Country Asia Pacific Free (ex-Japan) Index and the Lipper Pacific (ex-Japan) Funds Average returned (26.74)% and (28.68)%, respectively, during the same period.

For shareholders who purchased or redeemed Fund shares during the period, the Fund's total return for the period may be higher or lower depending on when the purchase or sale was made; for example, after deducting the maximum applicable sales charges, the Fund's total return for the period was (31.55)% for Class A shares, (33.64)% for Class B shares and (29.64)% for Class C shares.


As a matter of investment policy, Asia Pacific invests in the advanced, developing and emerging markets of the Pacific Region. As of October 31, 1997, more than two-thirds of the Fund's assets were invested in the advanced markets of Australia, Hong Kong, New Zealand and Singapore, maintaining a well-diversified portfolio invested across 11 countries. Hong Kong is the Fund's largest country position, making up 27.9% of the Fund's net assets as of October 31, 1997; Australia is the second largest with 25.3% of net assets. Among the developing markets, Malaysia led in size with 8.5% of net assets, and Thailand held the smallest position at under 2% of net assets. In the emerging markets portion of the Fund, India held the largest position with 3.8% of net assets.

Brighter Spots in the Advanced Markets-We have maintained the Fund's position in Hong Kong during the past seven months. Although the current high-interest-rate environment will hurt corporate earnings in the short run, we believe the reform process currently at work in China will have an overriding positive impact on the outlook for Hong Kong. Well-managed corporations that have increased their activities in China, particularly in infrastructure and service-related industries, should benefit.

We also have maintained our exposure to Singapore, whose reputation as a safe haven, relatively speaking, remains intact with its highly capitalized local banks. Singapore's government allowed the local currency to depreciate during the recent crisis, which should help to ensure competitiveness of exports.

Currently, the southern hemisphere is the area we favor most, particularly Australia and New Zealand. We have recently increased the Fund's exposure to both countries, as their interest rate cycles should be favorable for equities. Slowing Asian growth, however, may negatively impact demand for Australian resources.

The Developing Markets-In contrast to the situation in Singapore, the fall in Malaysia's market over the year reflected increasing investor concern over the lack of government policy in dealing with economic conditions. Political considerations are taking priority, and much slower economic growth is likely as the domestic economy

--------------------------------------------------------------------------------

PAINEWEBBER ASIA PACIFIC GROWTH FUND

Country Allocation (as a % of net assets as of October 31, 1997)*

                                   [GRAPH]

                            [PLOT POINTS TO COME]

2.7%    Cash & Cash Equivalents

8.5%    Emerging Markets

19.2%   Developing Markets

69.6%   Advanced Markets


Advanced Markets:
Australia, Hong Kong, New Zealand & Singapore

Developing Markets:
Malaysia, Korea, Taiwan & Thailand

Emerging Markets:
India, Indonesia & the Philippines

* Allocations are subject to change.

--------------------------------------------------------------------------------
                                                                               3

PAINEWEBBER ASIA PACIFIC GROWTH FUND                               ANNUAL REPORT

contracts next year. In light of these events, the Fund has reduced its Malaysian position to 8.5% as of October 31, 1997, from 10.0% at the end of August.

The Emerging Markets-We reduced the Fund's emerging market position; Indonesia and the Philippines continue to represent a small part of the Fund (4.8% of net assets as of October 31, 1997). Higher interest rates, as a by-product of the currency devaluations, have negatively impacted the outlook for economic growth and corporate earnings. Overcapacity in manufacturing plants and in commercial and retail real estate in South Asia will require a period of adjustment, with vacancy levels expected to remain high.

The banking sectors will face deteriorating operating environments as non-performing loans rise; and, although eventual recapitalization of balance sheets will occur, most banking sectors face rationalization. Disappointingly, policy response generally has been slow to address individual country problems, but the recent acceptance of International Monetary Fund help in Thailand, Indonesia and Korea is positive-not solely for the individual countries, but for the region as a whole. In the short run, the IMF bailout will likely be a negative because the conditions of the bailout will mean that investments, consumption and GDP growth will slow; however, we believe the sooner restructuring occurs, the better, and we view it as a long-term positive for the region.

Shifting Industry Focus-In light of the high-interest-rate environment, the Fund has shifted its industry focus, away from interest-rate-sensitive sectors such as real estate and banking-which comprised 32.1% of the Fund's net assets as of October 31, 1997-and towards more defensive sectors such as utilities, communications and consumer durables (16.1% of net assets).

What Looks Good in this Environment-Schroder Capital is capitalizing on its local presence and experience to identify well-managed companies with attractive earnings potential. Management favors companies:

o  With large cash positions in their balance sheets to obtain resources at now-available better prices.

o  That hold, and will continue to hold, dominant market shares.

o  In charge of their own pricing environments.

Three examples are Singapore International Airlines, Foster's Brewing Group Ltd., the Australian brewing company, and New-Zealand-based Fletcher Challenge Building. Singapore International Airlines (1.7% of net assets as of October 31,
1997) relies heavily on international traffic for its revenue stream-as opposed to regional traffic-and should benefit from the region's currency devaluations as travel to the region should pick up. Armed with a strong balance sheet, the company receives a significant amount of its revenues in non-Singapore dollars and is increasingly cutting operating costs.

Foster's Brewing Group Ltd. (1.3% of net assets) holds a dominant market share in Australia and is pushing its brand strength overseas. Additionally, the company is growing its wine subsidiary aggressively, making inroads into the European and the U.S. markets. Its overseas earnings provide a positive translation back into Australian dollars.

Fletcher Challenge Building (0.5% of net assets) is a building materials company that is currently restructuring. A prime beneficiary of falling interest rates, this company is a cash-generative business-a positive in this environment.

--------------------------------------------------------------------------------

PAINEWEBBER ASIA PACIFIC GROWTH FUND

Top Five Industries (as a % of net assets as of October 31, 1997)*

Real Estate  20.5%

Banks  11.6%

Electricity & Gas  7.1%

Communications  6.5%

Diversified Industrials  4.3%

* Allocations are subject to change.


PAINEWEBBER ASIA PACIFIC GROWTH FUND

Top Five Holdings (as a % of net assets as of October 31, 1997)*


Citic Pacific Ltd.  3.3%

Hutchins Whampoa Ltd.  3.2%

Australia & New Zealand Banking Group Ltd.  3.1%


HSBC Holdings PLC  2.7%

Broker Hill Proprietary Co. Ltd.  2.6%


* Holdings are subject to change.

--------------------------------------------------------------------------------
4

PAINEWEBBER ASIA PACIFIC GROWTH FUND                               ANNUAL REPORT

OUTLOOK
--------------------------------------------------------------------------------

[UP ARROW]

Investors should not lose sight of the attractive reasons for being invested in the Pacific region for the long term. The Pacific Basin economies are very adaptable and have experienced previous periods of regeneration. We expect volatility in the Pacific markets to continue for the next three to six months, as uncertainty hovers over valuations and the extent to which the banking industries have non-performing loans. However, by mid-1998, we expect that most of the risks in the region will be apparent and that aggressive devaluations will have translated into significant export potential for the region. This should result in narrowing current account deficits which, in turn, tends to cause interest rates to decline, providing stability to the foreign exchanges.

We expect that by 1999 the Pacific Basin region may begin to return to its earlier growth rates. Regional governments generally continue to be focused on removing tariffs and encouraging more liberal trade policies to increase competitiveness in the region. Lastly, the financial sector restructuring, combined with extreme currency devaluations, should also be a strong positive for the region, particularly for exporters.

For a quarterly Fund Profile on PaineWebber Asia Pacific Growth Fund or another fund in the PaineWebber Family of Funds, contact your Investment Executive.

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support, and welcome any comments or questions you may have.

Sincerely,


/s/ MARGO N. ALEXANDER      /s/ LOUISE CROSET           /s/ HEATHER CRIGHTON
----------------------      ------------------------    ------------------------
MARGO N. ALEXANDER          LOUISE CROSET               HEATHER CRIGHTON
President,                  Portfolio Manager,          Portfolio Manager,
Mitchell Hutchins           PaineWebber Asia Pacific    PaineWebber Asia Pacific
Asset Management Inc.       Growth Fund.                Growth Fund


The views expressed in this report were those of the Fund's portfolio managers as of the dates specified, and may not reflect the views of the portfolio managers on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investment in the Fund and do not constitute investment advice; investors should consult their own investment executives as to their individual investment programs.

--------------------------------------------------------------------------------
                                                                               5

PAINEWEBBER ASIA PACIFIC GROWTH FUND

PERFORMANCE RESULTS (unaudited)

                                                                                   Total Return(1)
                                                                     -------------------------------------------
                                 Net Asset Value                         For the                   For the
                            -------------------------                Period Ended               Six Months Ended
                            10/31/97         04/30/97                   10/31/97+                  10/31/97
---------------------------------------------------------------------------------------------------------------------------
Class A Shares                $8.96           $12.48                     (28.32)%                   (28.21)%
---------------------------------------------------------------------------------------------------------------------------
Class B Shares                 8.92            12.47                     (28.64)                    (28.47)
---------------------------------------------------------------------------------------------------------------------------
Class C Shares                 8.92            12.47                     (28.64)                    (28.47)

Performance Summary Class A Shares

                                Net Asset Value
                             -----------------------     Capital Gains                             Total
Period Covered               Beginning       Ending       Distributed      Dividends Paid         Return(1)
---------------------------------------------------------------------------------------------------------------------------
03/25/97-10/31/97            $12.50            $8.96            --              --                 (28.32)%
---------------------------------------------------------------------------------------------------------------------------
                                                         Total: $0.0000         $0.0000
---------------------------------------------------------------------------------------------------------------------------
                                                                Cumulative Total Return as
                                                                  of 10/31/97:                     (28.32)%
---------------------------------------------------------------------------------------------------------------------------

Performance Summary Class B Shares

                                Net Asset Value
                             -----------------------     Capital Gains                             Total

Period Covered               Beginning       Ending       Distributed      Dividends Paid         Return(1)
---------------------------------------------------------------------------------------------------------------------------
03/25/97-10/31/97            $12.50            $8.92            --              --                 (28.64)%
---------------------------------------------------------------------------------------------------------------------------
                                                         Total: $0.0000         $0.0000
---------------------------------------------------------------------------------------------------------------------------
                                                                 Cumulative Total Return as
                                                                   of 10/31/97:                    (28.64)%
---------------------------------------------------------------------------------------------------------------------------

Performance Summary Class C Shares

                                Net Asset Value
                             -----------------------     Capital Gains                             Total
Period Covered               Beginning       Ending       Distributed      Dividends Paid         Return(1)
---------------------------------------------------------------------------------------------------------------------------
03/25/97-10/31/97            $12.50            $8.92            --              --                 (28.64)%
---------------------------------------------------------------------------------------------------------------------------
                                                         Total: $0.0000         $0.0000
---------------------------------------------------------------------------------------------------------------------------
                                                                 Cumulative Total Return as
                                                                   of 10/31/97:                    (28.64)%
---------------------------------------------------------------------------------------------------------------------------

(1) Figures assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable dates and do not include sales charges; results would be lower if sales charges were included. The Fund had no Class Y shares outstanding during the period.

+ Commencement of operations was March 25, 1997 for Class A, Class B and Class C shares.

The above data represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
6

PAINEWEBBER ASIA PACIFIC GROWTH FUND


PORTFOLIO OF INVESTMENTS                                        OCTOBER 31, 1997


  Number of

   Shares                                      Value
  ---------                                    -----

COMMON STOCKS--97.35%

Australia--25.30%

Banks--3.13%
 261,800    Australia & New Zealand
              Banking Group Ltd.            $1,826,380
                                           -----------

Breweries, Pubs, & Restaurants--1.33%
 409,300    Foster's Brewing Group Ltd.        777,169
                                           -----------

Building Materials & Merchants--0.57%
 125,500    Pioneer International Ltd.         331,850
                                           -----------

Diversified Industrials--4.29%
 150,500    Broken Hill Propriety Co.
              Ltd. (1)                       1,492,332
 134,200    Pacific Dunlop Ltd.                286,621
 204,000    WMC Ltd.                           724,488
                                           -----------
                                             2,503,441
                                           -----------
Engineering--2.62%
 154,000    Henry Walker Group Ltd             232,846
 262,000    Pacific BBA Ltd.                   828,948
  83,000    Simsmetal Ltd.                     466,958

                                             1,528,752
                                           -----------

Extractive Industries--3.24%
  53,000    Brambles Industries Ltd. (1)     1,019,024
  63,000    Rio Tinto Ltd. (1)                 766,472
 216,459    Savage Resources                   103,853
                                           -----------
                                             1,889,349
                                           -----------

Leisure & Hotels--0.99%
 126,300    TABCORP Holdings Ltd.              579,110
                                           -----------

Media--1.18%
 153,500    West Australia News Holding        685,475
                                           -----------

Oil Exploration & Production--2.15%
 148,000    Woodside Petroleum Ltd.          1,250,013

                                           -----------

Paper, Packaging & Printing--1.03%
  60,800    Amcor Ltd.                         286,818
 150,000    Pacific Magazine & Printing
              Communications Ltd.              311,188
                                           -----------
                                               598,006
                                           -----------

Property--2.00%
  57,000    Lend Lease Corp. Ltd. (1)        1,167,283
                                           -----------

Retailers, General--1.28%
 231,000    Woolworths Ltd.                    745,649
                                           -----------

Transportation--1.49%
 485,500    Qantas Airways                     870,641
                                           -----------
Total Australia Common Stocks               14,753,118
                                           -----------


Hong Kong--27.86%

Banks--2.66%
  68,400    HSBC Holdings PLC              $ 1,548,212
                                           -----------

Commerce/Industrial--3.26%
 397,000    Citic Pacific Ltd.               1,899,890
                                           -----------

Construction--1.21%
 273,000    Cheung Kong Infrastucture
              Holdings                         706,202

Electricity & Gas--3.66%
 508,000    Hong Kong & China Gas Ltd.         959,296
 347,000    Hong Kong Electric Holdings      1,175,891
                                           -----------
                                             2,135,187
                                           -----------
Miscellaneous Financial--0.64%
 148,600    Dah Sing Financial                 372,870
                                           -----------

Real Estate--15.24%
 154,000    Cheung Kong Holdings Ltd.        1,070,620
 498,000    China Resources Development
              Enterprises Ltd.               1,365,531
  93,000    Henderson Land Development

              Co. Ltd.                         514,829
 131,000    Hong Kong Land Holdings            298,680
 271,000    Hutchison Whampoa Ltd.           1,875,251
 343,000    Kerry Properties Ltd. (1)          709,823
 164,000    New World Development Ltd.         576,964
 338,000    New World Infrastructure
              Ltd. (1)*                        668,874
 170,000    Sun Hung Kai Properties Ltd.     1,253,314
 270,000    Wharf (Holdings) Ltd.              551,769
                                           -----------
                                             8,885,655
                                           -----------

Retail Sales--0.40%
 630,000    Giordano International
              Holdings Ltd.                    232,232
                                           -----------

Shipping--0.52%
 262,000    Cosco Pacific Ltd. (1)             304,986
                                           -----------
Wholesale--0.27%
 172,000    Guangnan Holdings                 157,951
                                           -----------
Total Hong Kong Common Stocks               16,243,185
                                           -----------

India--3.76%

Banks--0.84%
  26,700    State Bank of India (1) GDR       491,280
                                           -----------

Electricity & Gas--0.91%
  16,000    BSES Ltd. GDR *                   258,400
   1,000    Tata Electric Companies GDR       275,000
                                           -----------
                                              533,400
                                           -----------

--------------------------------------------------------------------------------
                                                                               7

PAINEWEBBER ASIA PACIFIC GROWTH FUND

  Number of
   Shares                                      Value
  ---------                                    -----

COMMON STOCKS--(continued)
India--(concluded)


Engineering--0.32%
  17,500    Mahindra & Mahindra (1)        $   183,750
                                           -----------

Telecommunications--0.81%
  34,000    Videsh Sanchar Nigam Ltd. GDR*     469,200
                                           -----------

Textiles & Apparel--0.88%
  24,500    Reliance Industries Ltd. (1)       514,500
                                           -----------
Total India Common Stocks                    2,192,130
                                           -----------

Indonesia--2.68%

Communications--1.57%
  92,000    P.T. Indosat                       207,351
 764,000    P.T. Telekomunikasi Indonesia      709,958
                                           -----------
                                               917,309
                                           -----------

Miscellaneous Manufacturing--0.83%
 170,000    P.T. Gudang Garam                 480,999
                                           -----------

Transportation Equipment--0.28%
 219,000    P.T. Astra International           162,503
                                           -----------
Total Indonesia Common Stocks                1,560,811
                                           -----------

Korea--3.87%

Banks--0.34%
  26,000    Shinhan Bank                       199,378
                                           -----------

Communications--0.30%
     570    SK  Telecom Co. Ltd.               176,021
                                           -----------

Electrical Appliances--1.29%
  26,000    L.G. Electronics Inc.              350,259
  10,185    Samsung Electronics Corp.          400,012
                                           -----------
                                               750,271
                                           -----------

Electricity & Gas--0.43%
  17,700    Korea Electric Power Corp.         251,285
                                           -----------


Iron & Steel--0.63%
   8,400    Pohang Iron & Steel Co. Ltd.       368,207
                                           -----------

Oils--0.41%
  17,630    Yukong Ltd.                        237,503
                                           -----------

Securities--0.47%
  22,000    Daewoo Securities *               271,295
                                           -----------
Total Korea Common Stocks                   2,253,960
                                           -----------

Malaysia--8.48%

Banks--1.15%
 130,000    Malayan Banking Berhad (1)*    $   503,075
 193,000    RHB Capital Berhad (1)             162,112
  12,200    RHB Sakura Merchant Bankers *        7,685
                                           -----------
                                               672,872
                                           -----------

Chemicals--0.33%
     388    CCM Bioscience Berhad                  115
 158,000    Chem Co. Malaysia                  190,539
                                           -----------
                                               190,654
                                           -----------

Commerce/Industrial--0.54%
 217,000    Sime Darby Berhad                  312,464
                                           -----------

Communications--0.79%
 176,500    Telekom Malaysia Berhad (1)        457,995
                                           -----------

Construction--1.32%
 268,000    Gamuda Berhad (1)                  410,019
 153,000    United Engineers (Malaysia)
              Ltd. Berhad (1)                  362,592
                                           -----------
                                               772,611
                                           -----------

Electricity & Gas--1.19%
  25,000    Petronas Gas Berhad                 68,881
 288,000    Tenaga Nasional Berhad (1)         622,049
                                           -----------
                                               690,930
                                           -----------
Foods--1.83%

 552,000    IOI Corp.                          470,281
 296,000    KFC Holdings (Malaysia) Berhad     594,930
                                           -----------
                                             1,065,211
                                           -----------
Miscellaneous Manufacturing--0.10%
 113,000    MBM Resources Berhad                60,678
                                           -----------
Services--1.23%
 677,000    Magnum Corp. Berhad               530,064
 101,000    Star Publications                 187,851
                                           -----------
                                              717,915
                                           -----------
Total Malaysia Common Stocks                4,941,330
                                           -----------

New Zealand--4.15%

Breweries, Pubs, & Restaurants--0.78%
 351,500    Restaurant Brands *               455,232
                                           -----------

Building & Construction--0.53%
 103,000    Fletcher Challenge Building       311,045
                                           -----------

--------------------------------------------------------------------------------
8

PAINEWEBBER ASIA PACIFIC GROWTH FUND

COMMON STOCKS--(concluded)
New Zealand--(concluded)

Communications--1.08%
 130,000    Telecom Corp. of New
              Zealand Ltd.                 $   629,748
                                           -----------

Pharmaceuticals--1.27%
 232,800    Fisher & Paykel                    739,260
                                           -----------

Transportation--0.49%
 135,000    Air New Zealand                   285,796
                                           -----------
Total New Zealand Common Stocks             2,421,081
                                           -----------

Philippines--2.10%


Communications--1.29%
  30,400    Philippine Long Distance
              Telephone Co. (1)                750,353
                                           -----------
Electricity & Gas--0.42%
  81,500    Manila Electric Co.
             (Class B) (1)                     248,293
                                           -----------
Real Estate--0.39%
 585,250    Ayala Land Inc. (Class B) (1)      227,001
                                           -----------
Total Philippines Common Stocks              1,225,647
                                           -----------

Singapore--12.27%

Banks--3.45%
  91,000    Development Bank of
              Singapore Ltd.*                  849,334
 210,000    United Overseas Bank Ltd.        1,160,000
                                           -----------
                                             2,009,334
                                           -----------
Miscellaneous Manufacturing--1.51%
 256,000    Venture Manufacturing
              (Singapore) Ltd.                 877,714
                                           -----------
Real Estate--2.85%
  99,000    City Development Ltd.*             414,857
 216,000    DBS Land Ltd.                      367,543
 167,000    Keppel Land Ltd.                   233,270
 117,000    Parkway Holdings Ltd.              295,657
 275,000    Wing Tai Holdings Ltd.             349,206
                                           -----------
                                             1,660,533
                                           -----------
Services--2.50%
 106,000    Singapore Press Holding Ltd.*    1,460,445
                                           -----------

Textiles--0.30%
 451,500    Courts Singapore                   177,733
                                           -----------

Transportation--1.66%
 129,000    Singapore International
              Airlines                         966,476
                                           -----------
Total Singapore Common Stocks                7,152,235
                                           -----------

Taiwan--5.15%

Commerce/Industrial--0.43%

  20,700    Asustek Computer Inc. *        $   253,058
                                           -----------

Construction--0.74%
  39,587    Asia Cement Corp. GDR              434,467
                                           -----------

Electrical Appliances--2.25%
  57,500    Acer Inc. (1)                      378,063
  25,000    Siliconware Precision
              Industries Co. GDR * +           240,625
  35,000    Taiwan Semiconductor
              Manufacturing Co. Ltd. (1)       693,437
                                           -----------
                                             1,312,125
                                           -----------
Iron & Steel--0.34%
  13,100    China Steel Corp. GDS  (1)         195,845
                                           -----------

Miscellaneous Financial--0.45%
  30,000    R.O.C. Taiwan Fund *               260,625
                                           -----------
Miscellaneous Manufacturing--0.66%
  29,201    Teco Electric & Machinery
              Ltd. GDR                         383,993
                                           -----------

Transportation Equipment--0.28%
  16,050    Evergreen Marine Corp. GDR +       165,315
                                           -----------
Total Taiwan Common Stocks                  3,005,428
                                           -----------

Thailand--1.73%

Communications--0.69%
 369,000    TelecomAsia Corp. PLC *            161,901
 125,000    Total Access Communication
              Public Co.  Ltd.                 238,750
                                           -----------
                                               400,651
                                           -----------

Electricity & Gas--0.51%
 182,000    Electricity Generating
              Public Co. Ltd.                  297,234
                                           -----------

Mining--0.53%
  30,800    PTT Exploration &
              Production PLC                   307,812
                                           -----------
Total Thailand Common Stocks                 1,005,697

                                           -----------
Total Common Stocks (cost--$78,857,247)     56,754,622
                                           -----------


MONEY MARKET FUNDS--0.05%
  25,762    Liquid Assets Portfolio
              (cost--$25,762)                  25,762
                                           -----------

--------------------------------------------------------------------------------
10

PAINEWEBBER ASIA PACIFIC GROWTH FUND


  Principal
   Amount
    (000)                                                        Maturity Dates    Interest Rates          Value
  ---------                                                      --------------    --------------       -----------
REPURCHASE AGREEMENT--1.73%
$  1,010    Repurchase Agreement dated 10/31/97 with State
              Street Bank & Trust Company, collateralized
              by $1,031,494 U.S. Treasury Bills, 5.250%
              due 12/31/97; proceeds: $1,010,421
              (cost--$1,010,000)                                     11/03/97            5.000%         $1,010,000
                                                                                                       -----------

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED--16.83%

Repurchase Agreements--9.40%
   2,740    Repurchase Agreement dated 10/31/97 with Dresner
              Bank AG, collateralized by $2,795,534 U.S.
              Treasury Notes, 6.375% due 01/15/99;
              proceeds: $2,741,297                                   11/03/97            5.680           2,740,000

   2,740    Repurchase Agreement dated 10/31/97 with Union
              Bank of Switzerland, collateralized by $2,795,213
              U.S. Treasury Bonds, 6.000% due 02/15/26;
              proceeds: $2,741,297                                   11/03/97            5.680           2,740,000
                                                                                                       -----------
                                                                                                         5,480,000
                                                                                                       -----------

  Number of
   Shares
  ---------

Money Market Funds--7.43%
2,449,404   Liquid Assets Portfolio                                                                      2,449,404
1,860,735   TempCash  Portfolio                                                                          1,860,735
  23,336    TempFund Portfolio                                                                              23,336
                                                                                                       -----------
                                                                                                         4,333,475
                                                                                                       -----------
Total Investment of Cash Collateral for Securities Loaned (cost--$9,813,475)                             9,813,475
                                                                                                       -----------
Total Investments (cost--$89,706,484)--115.96%                                                          67,603,859

Liabilities in excess of other assets--(15.96)%                                                         (9,302,240)
                                                                                                       -----------
Net Assets--100.00%                                                                                    $58,301,619
                                                                                                       ===========

-----------
*    Non-income producing security

+ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration; normally to qualified institutional buyers.

GDR  Global Depositary Receipt

GDS  Global Depositary Shares

(1)  Security, or a portion thereof, was on loan at October 31, 1997.


                See accompanying notes to financial statements

--------------------------------------------------------------------------------
10

PAINEWEBBER ASIA PACIFIC GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES                             OCTOBER 31, 1997

Assets
Investments in securities, at value (cost - $89,706,484)                                             $67,603,859
Cash denominated in foreign currencies, at value (cost - $330,012)                                       331,325
Receivable for shares of beneficial interest sold                                                      1,855,641
Receivable for investments sold                                                                          118,589
Dividends and interest receivable                                                                        147,927
Deferred organizational expenses                                                                         132,907
Other assets                                                                                              94,239
                                                                                                     -----------
Total assets                                                                                          70,284,487
                                                                                                     -----------
Liabilities
Collateral for securities loaned                                                                       9,813,475
Payable for shares of beneficial interest repurchased                                                  1,095,679
Payable for investments purchased                                                                        831,250
Payable to affiliates                                                                                    116,940
Accrued expenses and other liabilities                                                                   125,524
                                                                                                     -----------
Total liabilities                                                                                     11,982,868
                                                                                                     -----------
Net assets
Beneficial interest shares of $0.001 par value outstanding (unlimited amount authorized)              82,546,404
Accumulated net investment income                                                                          1,932
Accumulated net realized losses from investments                                                      (2,142,366)
Net unrealized depreciation of investments and other assets and liabilities
  denominated in foreign currencies                                                                  (22,104,351)
                                                                                                     -----------
Net assets                                                                                           $58,301,619
                                                                                                     ===========
Class A:
Net assets                                                                                           $21,466,419
                                                                                                     -----------
Shares outstanding                                                                                     2,396,652
                                                                                                     -----------
Net asset and redemption value per share                                                                   $8.96
                                                                                                           =====
Maximum offering price per share (net asset value plus sales charge of 4.50% of offering price)            $9.38
                                                                                                           =====
Class B:
Net assets                                                                                           $22,948,675
                                                                                                     -----------
Shares outstanding                                                                                     2,573,776
                                                                                                     -----------
Net asset value and offering price per share                                                               $8.92
                                                                                                           =====
Class C:

Net assets                                                                                           $13,886,525
                                                                                                     -----------
Shares outstanding                                                                                     1,557,293
                                                                                                     -----------
Net asset value and offering price per share                                                               $8.92
                                                                                                           =====

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
                                                                              11

PAINEWEBBER ASIA PACIFIC GROWTH FUND

STATEMENT OF OPERATIONS

                                                                                                     For the
                                                                                                    Period Ended
                                                                                                  October 31, 1997+
                                                                                                  ------------------
Investment income:
Dividends (net of foreign withholding taxes of $70,151)                                               $  889,152
Interest                                                                                                 307,012
                                                                                                    ------------
                                                                                                       1,196,164
                                                                                                    ------------
Expenses:
Investment advisory and administration fees                                                              533,412
Service fees--Class A                                                                                     43,850
Service and distribution fees--Class B                                                                   167,837
Service and distribution fees--Class C                                                                   101,270
Custody and accounting                                                                                   138,347
Reports and notices to shareholders                                                                       90,718
Legal and audit fees                                                                                      54,154
Transfer agency and related services fees                                                                 43,723
State registration fees                                                                                   40,740
Amortization of organizational expenses                                                                   18,218
Trustees' fees                                                                                            12,850
Other expenses                                                                                               676
                                                                                                    ------------
                                                                                                       1,245,795
                                                                                                    ------------
Net investment loss                                                                                      (49,631)
                                                                                                    ------------
Realized and unrealized losses from investment transactions:
Net realized losses from:
   Investments                                                                                        (2,142,366)
   Foreign currency transactions                                                                         (86,558)
Net unrealized appreciation/depreciation of:
   Investments                                                                                       (22,102,625)
   Other assets and liabilities denominated in foreign currencies                                         (1,726)
                                                                                                    ------------
Net realized and unrealized losses from investment transactions                                      (24,333,275)
                                                                                                    ------------
Net decrease in net assets resulting from operations                                                $(24,382,906)
                                                                                                    ------------

-----------
 + For the period March 25, 1997 (commencement of operations) through October 31, 1997

                See accompanying notes to financial statements
12

PAINEWEBBER ASIA PACIFIC GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                      For the
                                                                                                    Period Ended
                                                                                                  October 31, 1997+
                                                                                                  -----------------
From operations:
Net investment loss                                                                                 $    (49,631)
Net realized losses from investments                                                                  (2,142,366)
Net realized losses from foreign currency transactions                                                   (86,558)
Net unrealized appreciation/depreciation of:
   Investments                                                                                       (22,102,625)
   Other assets and liabilities denominated in foreign currencies                                         (1,726)
                                                                                                    ------------
Net decrease in net assets resulting from operations                                                 (24,382,906)
                                                                                                    ------------
From beneficial interest transactions:
Net proceeds from the sale of shares                                                                 104,360,162
Cost of shares repurchased                                                                           (21,675,637)
                                                                                                    ------------
Net increase in net assets from beneficial interest transactions                                      82,684,525
                                                                                                    ------------
Net increase in net assets                                                                            58,301,619
Net Assets:
Beginning of period                                                                                            0
                                                                                                    ------------
End of period (including undistributed net investment income of $1,932 at October 31, 1997)         $ 58,301,619
                                                                                                    =============

-----------
+ For the period March 25, 1997 (commencement of operations) through October 31, 1997

--------------------------------------------------------------------------------
                                                                              13
                See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   PaineWebber Asia Pacific Growth Fund (the "Fund") is a diversified series of PaineWebber Managed Investments Trust (the "Trust") which is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. Organizational costs have been deferred and are being amortized using the straight-line method over a period not to exceed 60 months from the date the Fund commenced operations.

   The Fund offers Class A, Class B, Class C and Class Y shares. The Fund had no Class Y shares outstanding during the period. Each class represents interests in the same assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and/or distribution charges and certain transfer agency expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares approximately six years after initial issuance. All classes of shares have equal voting privileges, except that each class has exclusive voting rights with respect to its service and/or distribution plan.

   The preparation of financial statements in accordance with generally accepted accounting principles requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

   Valuation of Investments--Securities which are listed on U.S. and foreign stock exchanges are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly-owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser and administrator of the Fund, or Schroder Capital Management International Inc. ("Schroder"), the sub-adviser for the Fund ("Sub-Adviser"). Securities traded in the over-the-counter ("OTC") market and listed on the Nasdaq Stock Market, Inc. ("Nasdaq") are valued at the last trade price on Nasdaq prior to the time of valuation. When market quotations are not readily available, securities are valued based upon appraisals derived from information concerning those securities or similar securities received from a recognized dealer in those securities. The amortized cost method of valuation, which approximates market value, is used to value short-term debt instruments with 60 days or less remaining to maturity unless the Trust's board of trustees determines that this does not represent fair value. Securities and assets for which market quotations are not readily available (including restricted securities subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Trust's board of trustees.

   All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian, unless the board of trustees determines that this does not represent fair value. Foreign currency exchange rates are generally determined prior to the close of trading on the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE, which will not be reflected in a computation of the Fund's net asset value. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the investments will be valued at their fair value as determined in good faith by or under the direction of the Trust's board of trustees.

   Repurchase Agreements--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued

NOTES TO FINANCIAL STATEMENTS

interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

   Investment Transactions and Investment Income--Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date ("ex-date") (except in the case of certain foreign dividends which are recorded as soon after the ex-date as the Fund using reasonable diligence becomes aware of such dividends). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

   Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

   Foreign Currency Translation--The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

   Although the net assets and the market values of the Fund's securities are presented at the foreign exchange rates at the end of the period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the unrealized changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with federal income tax regulations. Net realized foreign currency gain (loss) is treated as ordinary income for income tax reporting purpose. Gains/losses from translating foreign currency denominated assets and liabilities at year-end exchange rates are included in change in unrealized appreciation/depreciation of other assets and liabilities denominated in foreign currencies.

   Dividends and Distributions--Dividends and distributions to shareholders are recorded on the ex-date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of Risk

   Investing in securities of foreign issuers and currency transactions may involve certain consideration and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable, U.S. companies. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund is authorized to invest. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry, country or region.

Investment Advisor and Administrator

   The Trust's board of trustees has approved an investment advisory and administration contract ("Advisory Contract") with Mitchell Hutchins, under which Mitchell Hutchins serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, Mitchell Hutchins receives compensation from the Fund, computed daily and paid monthly, at an annual rate of 1.20% of the Fund's average daily net assets up to and including $100 million and 1.10% of its average daily net assets over $100 million. At October 31, 1997, the Fund owed Mitchell Hutchins $71,093 in investment advisory and administration fees.

   Under a separate contract with Mitchell Hutchins ("Sub-Advisory Contract"), Schroder serves as the Fund's sub-adviser. Under the Sub-Advisory Contract, Mitchell Hutchins (not the Fund) pays Schroder a fee, computed daily and paid monthly, at an annual rate of 0.65% of the Fund's average daily net assets up to and including $100 million and 0.55% of the Fund's average daily net assets over $100 million.

   For the period ended October 31, 1997, the Fund paid no brokerage commissions to PaineWebber for transactions executed on behalf of the Fund.

Distribution Plan

   Mitchell Hutchins is the distributor of the Fund's shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. Under separate plans of service and/or distribution pertaining to Class A, Class B and Class C shares, each Class of shares of the Fund pays Mitchell Hutchins monthly service fees at the annual rate of 0.25% of the average daily net assets of Class A, Class B and Class C shares and monthly distribution fees at the annual rate of 0.75% of the average daily net assets of Class B and Class C shares. Class Y shares have no service or distribution plan. At October 31, 1997 the Fund owed Mitchell Hutchins $42,816 in service and distribution fees.

   Mitchell Hutchins also receives the proceeds of the initial sales charges paid by shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B and Class C shares. Mitchell Hutchins has informed the Fund that for the period ended October 31, 1997 it had earned $1,160,496 in sales charges.

Security Lending

   The Fund may lend up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Fund's lending agent is PaineWebber, who received $14,324 as compensation from the Fund for the period ended October 31, 1997. At October 31, 1997, the Fund owed PaineWebber $3,031 in security lending fees.

NOTES TO FINANCIAL STATEMENTS

   As of October 31, 1997, the Fund's custodian held cash and cash equivalents having an aggregate value of $9,813,475 as collateral for portfolio securities loaned having a market value of $9,337,934.


Bank Line of Credit
   The Fund may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Fund has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended October 31, 1997, the Fund did not borrow under the Facility.

Transfer Agency and Related Services Fees

   Prior to August 1, 1997, the Fund paid PaineWebber an annual fee of $4.00 per active shareholder account for certain services not provided by the Fund's transfer agent. For these services for the period ended July 31, 1997, PaineWebber earned $9,958 from the Fund. Subsequent to August 1, 1997, PaineWebber provides transfer agency related services to the Fund pursuant to a delegation of authority from PFPC, Inc., the Fund's transfer agent, and is compensated for these services by PFPC, Inc., not the Fund.

Investments in Securities

   For federal income tax purposes, the cost of securities owned at October 31, 1997 was substantially the same as the cost of securities for financial statement purposes.

   At October 31, 1997, the components of the net unrealized depreciation of investments were as follows:

      Gross appreciation (investments having an excess of value over cost).....        $  1,276,387
      Gross depreciation (investments having an excess of cost over value).....         (23,379,012)
                                                                                       ------------
      Net unrealized depreciation of investments...............................        $(22,102,625)
                                                                                       ============

   For the period ended October 31, 1997, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $89,681,773 and $8,682,160, respectively.

Federal Income Tax Status

   The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year, substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

   At October 31, 1997, the Fund has a net capital loss carryforward of approximately $2,125,000. In subsequent years, this carryforward loss is available as a reduction, to the extent provided in the regulations, of future net realized capital gains and will expire by October 31, 2005. To the extent that such losses are used to offset future capital gains, it is probable that gains to offset will not be distributed to shareholders.

   To reflect reclassifications arising from permanent "book/tax" differences for the period ended October 31, 1997, the Fund's accumulated net investment income (loss) was increased by $51,563; accumulated net realized losses from investments were reduced by $86,558 and beneficial interest shares were reduced by $138,121.

NOTES TO FINANCIAL STATEMENTS

SHARES OF BENEFICIAL INTEREST

   There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                                  Class A                Class B                   Class C
                                            ------------------       ------------------       ------------------
                                            Shares      Amount       Shares      Amount       Shares      Amount
                                            ------      ------       ------      ------       ------      ------
Period ended October 31, 1997+:

Shares sold........................       3,053,522  $37,770,138   3,354,769  $41,970,877   2,006,187  $24,619,147
Shares repurchased.................        (656,870)  (7,384,924)   (780,993)  (9,358,215)   (448,894)  (4,932,498)
                                          ---------  -----------  ----------- -----------   ---------  -----------
Net increase.......................       2,396,652  $30,385,214   2,573,776  $32,612,662   1,557,293  $19,686,649
                                          =========  ===========  ==========  ===========   =========  ===========

-----------
+ For the period March 25, 1997 (commencement of operations) through October 31, 1997

PAINEWEBBER ASIA PACIFIC GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding in each Class throughout the period is presented below:

                                                 Class A                Class B                 Class C
                                            -----------------      -----------------       -----------------
                                             For the Period         For the Period          For the Period
                                                  Ended                  Ended                   Ended
                                            October 31, 1997+      October 31, 1997+       October 31, 1997+
                                            -----------------      -----------------       -----------------
Net asset value, beginning of period......     $  12.50                $ 12.50                $  12.50
                                               --------                -------                --------
Net investment income (loss)..............         0.03                  (0.03)                  (0.03)
Net realized and unrealized losses from
   investments and foreign currency.......        (3.57)                 (3.55)                  (3.55)
                                               --------                -------                --------
Net decrease from investment operations...        (3.54)                 (3.58)                  (3.58)
                                               --------                -------                --------
Net asset value, end of period............     $   8.96                $  8.92                $   8.92
                                               ========                =======                ========
Total investment return (1)...............      (28.32)%               (28.64)%                (28.64)%
                                               ========                =======                ========
Ratios/Supplemental Data:
Net assets, end of period (000's).........     $ 21,466                $22,949                $ 13,887
Expenses to average net assets............         2.33%*                 3.12%*                  3.10%*
Net investment income (loss) to average
  net assets..............................         0.37%*                (0.43)%*                (0.42)%*
Portfolio turnover rate...................           13%                    13%                     13%
Average commission rate paid..............     $ 0.0156                $0.0156                $ 0.0156

----------
*    Annualized

+ For the period March 25, 1997 (commencement of operations) through October 31, 1997. There were no Class Y shares outstanding as of October 31, 1997.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results for each class would be lower if sales charges were included. Total investment returns for periods less than a year have not been annualized.

PAINEWEBBER ASIA PACIFIC GROWTH FUND

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

The Board of Trustees and Shareholders of
PaineWebber Asia Pacific Growth Fund

   We have audited the accompanying statement of assets and liabilities of the PaineWebber Asia Pacific Growth Fund (the "Fund"), including the portfolio of investments as of October 31, 1997, and the related statements of operations, changes in net assets, and the financial highlights for the period from March 25, 1997 (commencement of operations) to October 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

   We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned at October 31, 1997 by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at October 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the period from March 25, 1997 to October 31, 1997, in conformity with generally accepted accounting principles.



                                                    /s/Ernst & Young LLP


New York, New York
December 19, 1997

PAINEWEBBER ASIA PACIFIC GROWTH FUND

TAX INFORMATION (unaudited)

   We are required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (October 31, 1997) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that no distributions were paid by the Fund during the period.

   Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 1997. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 1998. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

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

--------------------------------------------------------------------------------

TRUSTEES

E. Garrett Bewkes, Jr.
Chairman

Margo N. Alexander

Richard Q. Armstrong

Richard R. Burt

Mary C. Farrell

Meyer Feldberg

George W. Gowen

Frederic V. Malek

Carl W. Schafer


PRINCIPAL OFFICERS

Margo N. Alexander
President

Victoria E. Schonfeld
Vice President

Dianne E. O'Donnell
Vice President and Secretary

Paul H. Schubert
Vice President and Treasurer

INVESTMENT ADVISER,
ADMINISTRATOR AND DISTRIBUTOR
Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019

INVESTMENT SUBADVISER
Schroder Capital Management International Inc.
787 Seventh Avenue
New York, New York 10019


This report is not to be used in conjunction with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.


A prospectus containing more complete information for any of the Funds listed on the back cover can be obtained from a PaineWebber investment executive or corresponding firm. Read the prospectus carefully before investing.

PaineWebber offers a family of 22 funds which encompass a diversified range of investment goals.

BOND FUNDS

o  High Income Fund
o  Investment Grade Income Fund
o  Low Duration U.S. Government Income Fund
o  Strategic Income Fund
o  U.S. Government Income Fund

TAX-FREE BOND FUNDS

o  California Tax-Free Income Fund
o  Municipal High Income Fund
o  National Tax-Free Income Fund
o  New York Tax-Free Income Fund

STOCK FUNDS

o  Capital Appreciation Fund
o  Financial Services Growth Fund
o  Growth Fund
o  Growth and Income Fund
o  Small Cap Fund
o  Utility Income Fund

ASSET ALLOCATION FUNDS

o  Balanced Fund
o  Tactical Allocation Fund

GLOBAL FUNDS

o  Asia Pacific Growth Fund
o  Emerging Markets Equity Fund
o  Global Equity Fund
o  Global Income Fund

PAINEWEBBER MONEY MARKET FUND

           PAINEWEBBER
(Copyright)1997 PaineWebber Incorporated
           Member SIPC

PAINEWEBBER

----------------------------------
ASIA PACIFIC

GROWTH FUND

ANNUAL REPORT

OCTOBER 31, 1997